AMERITAS LIFE INSURANCE CORP.
                                  ("Ameritas")
               AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
                              ("Separate Account")

                                  Supplement to
                        Ameritas No Load Variable Annuity
                                   Prospectus
                                Dated May 1, 2004
                          Supplement Dated July 8,2004

The EXAMPLES OF EXPENSES section, page 8, is deleted and replaced with the following:

         EXAMPLES OF EXPENSES

         The Examples below are intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Policy owner transaction expenses, contract charges, separate account annual expenses, and Subaccount underlying portfolio fees and expenses.

         The Examples assume that you invest $10,000 in the Policy for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the underlying portfolio and Policy fees and expenses indicated. The example amounts are illustrative only, and should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the chart.

                                 -----------------------------------------------------------------------------------
                                           Surrender Policy at the end of the time period. ($)
                                           Annuitize Policy at the end of the time period. ($)
                                           Policy is neither surrendered nor annuitized. ($)
 -------------------------------------------------------------------------------------------------------------------
  EXAMPLE                                1 Yr                 3 Yr                5 Yr                 20 Yr
 -------------------------------------------------------------------------------------------------------------------
 Maximum Policy Expenses (1)             $379                $1,150              $1,938               $3,987
 -------------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------------
 Minimum Policy Expenses (2)             $99                  $308                $529                $1,146
 -------------------------------------------------------------------------------------------------------------------

(1) Maximum Policy Expense Charges. This example assumes maximum charges of 0.95% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee (although our current base Policy fee is $25), plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies.

(2) Minimum Policy Expense Charges. This example assumes current charges of 0.55% for Separate Account annual expenses, a $25 current Policy fee, plus the minimum fees and expenses after any waivers or reductions of any of the portfolio companies.

This Supplement should be retained with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp. If you do not have a current prospectus, please contact Ameritas at 1-800-255-9678.